.UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.          )

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MGIC Investment Corporation
(Name of Registrant as Specified In Its Charter)

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ADDITIONAL INFORMATION REGARDING THE MGIC INVESTMENT CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, APRIL 23, 2020

MILWAUKEE, April 1, 2020 /PRNewswire/ -- MGIC Investment Corporation (NYSE: MTG) today made the following announcement. The following Notice of Change of Location and Notice of Change in Voting Instructions relates to the proxy statement (the “Proxy Statement”) of MGIC Investment Corporation (the “Company”), dated March 20, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, April 23, 2020. This additional information is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about April 1, 2020.

THE NOTICES SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION AND NOTICE OF CHANGE IN VOTING INSTRUCTIONS FOR
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 23, 2020

To our Shareholders:

Due to the ongoing public health impact of the coronavirus disease 2019 ("COVID-19") outbreak and to support the health and well-being of our associates and shareholders, NOTICE IS HEREBY GIVEN that the location of the Annual Meeting of Shareholders of MGIC Investment Corporation (the “Company”) has been changed. As previously announced, the Annual Meeting of Shareholders (the “Annual Meeting”) will be held on Thursday, April 23, 2020 at 9:00 a.m., Central Time; however, the Annual Meeting will now be held in a virtual meeting format only, via live webcast. You will not be able to attend the Annual Meeting physically. It is the Company's current intent to return to an in-person format for its future annual meetings of shareholders.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on March 6, 2020, the record date, or hold a legal proxy for the meeting provided by your bank, broker, or nominee.

Voting as a Beneficial Owner
If you were a beneficial owner of record as of March 6, 2020 (i.e., you held your shares in an account at a brokerage firm, bank or other similar agent), the Voting Instruction Form or other notice included with the proxy materials previously distributed may continue to be used to vote your shares in connection with the annual meeting. It will not be updated to reflect the change in location.

Voting as a Shareholder of Record or Participant in our Profit Sharing and Savings Plan
If you were a shareholder of record (i.e., you held your shares in your own name as reflected in the records of our transfer agent, American Stock Transfer & Trust Company, LLC), or you held shares as a participant in our Profit Sharing and Savings Plan, in each case, as of March 6, 2020, you will be mailed a new proxy card in the near future (the "Replacement Proxy Card"). This Replacement Proxy Card contains new instructions to be used for voting your shares. For your vote to be counted, you must use the new instructions to vote your shares, even if you have already voted using the instructions on the original proxy card that was mailed to you. We apologize for any inconvenience. If you hold shares as a participant in our Profit Sharing and Savings Plan, the plan trustee will vote shares held in your account in accordance with your instructions and the plan terms. The plan trustee will only vote the shares for you if your instructions are received at least three business days before the Annual Meeting date.

Attending the Virtual Meeting
If you were a shareholder as of March 6, 2020, you may attend the Annual Meeting by accessing https://www.virtualshareholdermeeting.com/MTG2020. You must enter the control number found on your Voting Instruction Form, other notice or Replacement Proxy Card, as applicable. Because of the change in the format of the meeting due to the COVID-19 outbreak, management will not report on our performance during the last year. However, to the extent feasible, management will answer questions submitted during the meeting that are pertinent to the business of the meeting. The rules of the meeting will provide additional information on our question and answer process. Once admitted to the meeting, you may submit questions, vote (if you were a beneficial owner or shareholder of record) and view our list of shareholders during the Annual Meeting by following the instructions that will be available on the meeting website. Registration will begin 15 minutes before the start time of the meeting. A telephone number that you may call for technical assistance will be available on the meeting website. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described on your Voting Instruction Form, other notice or Replacement Proxy Card, as applicable.

Our Proxy Statement and Annual Report are available at https://materials.proxyvote.com/552848.

By Order of the Board of Directors

Paula C. Maggio, Secretary
April 1, 2020

About MGIC
The principal subsidiary of MGIC Investment Corporation is Mortgage Guaranty Insurance Corporation, or MGIC (www.mgic.com), which serves lenders throughout the United States, Puerto Rico, and other locations helping families achieve homeownership sooner by making affordable low-down-payment mortgages a reality through the use of mortgage insurance. At December 31, 2019 MGIC had $222.3 billion of primary insurance in force.
From time to time MGIC Investment Corporation releases important information via postings on its corporate website, and via postings on MGIC's website for information related to underwriting and pricing, and intends to continue to do so in the future. Such postings include corrections of previous disclosures and may be made without any other disclosure. Investors and other interested parties are encouraged to enroll to receive automatic email alerts and Really Simple Syndication (RSS) feeds regarding new postings. Enrollment information for MGIC Investment Corporation alerts can be found at https://mtg.mgic.com/shareholder-services/email-alerts. For information about our underwriting and rate changes, see https://www.mgic.com/underwriting.

CONTACT: Investors/Media, Michael J. Zimmerman, (414) 347-6596, mike_zimmerman@mgic.com